                               STATE OF DELAWARE
                               SECRETARY OF STATE
                            DIVISION OF CORPORATIONS
                           FILED 09.00 AM 05/25/1999
                              991208573 - 3047453

                                                                Exhibit 10.12(a)

                            CERTIFICATE OF FORMATION

                                       OF

                  CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

1. The name of the limited liability company is Charter Communications Holding Company, LLC.

2. The address of its registered office in the State of Delaware is 30 Old Rudnick Lane, in the City of Dover, County of Kent. The name of its registered agent at such address is CorpAmerica, Inc.




     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Charter Communications Holding Company, LLC this 25th day of May, 1999.



                                           Colleen M. Hegarty
                                           -------------------------------------
                                           Colleen M. Hegarty, Authorized Person